UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report: April 2, 2003

(Date of earliest event reported)

INTERWOVEN, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-27389 (Commission File Number)	77-0523543 (IRS Employer Identification No.)

803 11th Avenue, Sunnyvale, CA (Address of principal executive offices)	94089 (Zip Code)

(408) 774-2000

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

On April 2, 2003, we announced that John Van Siclen had resigned as our President and Chief Executive Officer to pursue other interests, and that Martin Brauns had been named as our interim Chief Executive Officer until a permanent chief executive officer is found. Mr. Brauns will continue to serve as Chairman of the Board of Directors. In addition, as part of our reorganized sales and marketing approach, Thor Culverhouse, our Senior Vice President of Worldwide Sales and Rene White, our Senior Vice President of Marketing have resigned.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated April 2, 2003, announcing preliminary results for the quarter ended March 31, 2003.*

99.2	Transcript of publicly available April 2, 2003 investor conference call.*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9. REGULATION FD DISCLOSURE

The information contained in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as contemplated by SEC Release Nos. 33-8176 and 33-8216.

On April 2, 2003, Interwoven, Inc. issued a press release announcing its preliminary financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

On April 2, 2003, Interwoven, Inc. presented its preliminary financial results for the quarter ended March 31, 2003 in a conference call with investors and analysts. The conference call was pre-announced and was available to the public through live teleconference and will continue to be available through audio replay through April 4, 2003. A copy of the transcript of this call is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC. (Registrant)

Date: April 4, 2003	By:	/s/ David M. Allen
David M. Allen Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated April 2, 2003 announcing preliminary results for the quarter ended March 31, 2003.*

99.2	Transcript of publicly available April 2, 2003 investor conference call.*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of Interwoven, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.